-----------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) January 15, 2003


                                  CWABS, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




               Delaware                              333-101101                      95-4596514
     ----------------------------                   ------------                -------------------
     (State or Other Jurisdiction                   (Commission                  (I.R.S. Employer
           of Incorporation)                        File Number)                Identification No.)


           4500 Park Granada
         Calabasas, California                                                         91302
    -------------------------------                                               ----------------
         (Address of Principal                                                       (Zip Code)
          Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2002-6.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 11, 2002 and the Prospectus Supplement dated December 26, 2002 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-6.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe characteristics of the Initial Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.


                                      THE INITIAL MORTGAGE LOAN POOL AS A WHOLE


                                Mortgage Loan Programs for the Initial Mortgage Loans


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Loan Programs                                                     Mortgage Loans     Outstanding       Outstanding
-------------                                                    ----------------   -------------     --------------
6 Month LIBOR                                                                   1         $45,487          0.01%
2-Year/28-Year LIBOR.........................................                 419     108,245,237         35.03
3-Year/27-Year LIBOR.........................................                 207      56,613,466         18.32
5-Year/25-Year LIBOR.........................................                   1         361,668          0.12
Fixed 15-Year-Credit Comeback................................                   6       1,433,350          0.46
Fixed 15-Year................................................                  20       2,799,814          0.91
Fixed 20-Year................................................                   1          40,200          0.01
Fixed 30-Year-Credit Comeback................................                  58      17,520,878          5.67
Fixed 30-Year................................................                 357     110,395,387         35.72
Fixed 10-Year-Second Lien....................................                   9         209,495          0.07
Fixed 15-Year-Second Lien....................................                 141       4,569,545          1.48
Fixed 20-Year-Second Lien....................................                  28       1,081,762          0.35
Fixed 30-Year/15-Year Balloon................................                   6         769,770          0.25
Fixed 30-Year/15-Year Balloon-Second Lien....................                 118       4,959,997          1.60
                                                                 ----------------   -------------     --------------
      Total..................................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============



                                                          3

                           Mortgage Loan Principal Balances for the Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Mortgage Loan Principal Balances                         Mortgage Loans     Outstanding       Outstanding
-----------------------------------------                        ----------------   -------------     --------------
$0.01 to $25,000.............................................                 113      $2,146,653          0.69%
$25,000.01 to $50,000........................................                 172       6,083,491          1.97
$50,000.01 to $75,000........................................                 125       7,830,341          2.53
$75,000.01 to $100,000.......................................                  95       8,226,330          2.66
$100,000.01 to $150,000......................................                 110      13,324,906          4.31
$150,000.01 to $200,000......................................                  56       9,756,715          3.16
$200,000.01 to $250,000......................................                  29       6,559,442          2.12
$250,000.01 to $300,000......................................                  15       4,041,808          1.31
$300,000.01 to $350,000......................................                 273      88,984,250         28.79
$350,000.01 to $400,000......................................                 180      67,775,288         21.93
$400,000.01 to $450,000......................................                  98      41,671,268         13.48
$450,000.01 to $500,000......................................                  85      40,776,493         13.19
$500,000.01 to $550,000......................................                  13       6,892,403          2.23
$550,000.01 to $600,000......................................                   5       2,881,800          0.93
$650,000.01 to $700,000......................................                   1         658,120          0.21
$700,000.01 to $750,000......................................                   2       1,436,750          0.46
                                                                 ----------------   -------------     --------------
      Total..................................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============

* The average Principal Balance of the Initial Mortgage Loans was approximately $225,252.



                                                          4

                                    Mortgage Rates for the Initial Mortgage Loans*


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Mortgage Rates (%)                                       Mortgage Loans     Outstanding       Outstanding
---------------------------                                      ----------------   -------------     --------------
 5.001 -  5.500..............................................                   2        $957,475          0.31%
 5.501 -  6.000..............................................                  29      10,220,009          3.31
 6.001 -  6.500..............................................                  85      34,260,114         11.09
 6.501 -  7.000..............................................                 247      92,746,674         30.01
 7.001 -  7.500..............................................                 149      51,583,285         16.69
 7.501 -  8.000..............................................                 159      47,868,739         15.49
 8.001 -  8.500..............................................                  95      21,436,502          6.94
 8.501 -  9.000..............................................                 109      17,926,645          5.80
 9.001 -  9.500..............................................                  60       7,486,107          2.42
 9.501 - 10.000..............................................                 116       8,845,748          2.86
10.001 - 10.500..............................................                  51       4,121,492          1.33
10.501 - 11.000..............................................                  72       3,939,430          1.27
11.001 - 11.500..............................................                  40       2,081,672          0.67
11.501 - 12.000..............................................                  96       3,300,108          1.07
12.001 - 12.500..............................................                  12         417,541          0.14
12.501 - 13.000..............................................                  18         767,320          0.25
13.001 - 13.500..............................................                   7         284,884          0.09
13.501 - 14.000..............................................                   8         214,199          0.07
14.001 - 14.500..............................................                   7         202,577          0.07
14.501 - 15.000..............................................                   4         241,899          0.08
15.001 - 15.500..............................................                   4         116,317          0.04
15.501 - 16.000..............................................                   2          27,321          0.01
                                                                 ----------------   -------------     --------------
         Total...............................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============

*  The weighted average Mortgage Rate of the Initial Mortgage Loans was approximately 7.58% per annum.


                          Remaining Terms to Stated Maturity for the Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Remaining Term (months)                                           Mortgage Loans     Outstanding       Outstanding
-----------------------                                          ----------------   -------------     --------------
    1 - 120..................................................                   9        $209,495          0.07%
  121 - 180..................................................                 291      14,532,476          4.70
  181 - 300..................................................                  29       1,121,962          0.36
  301 - 360..................................................               1,043     293,182,123         94.87
                                                                 ----------------   -------------     --------------
           Total.............................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============

*  The weighted average remaining term to maturity of the Initial Mortgage Loans  was approximately 351 months.



                                                          5

                               Loan-to-Value Ratios(1) for the Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Loan-to-Value Ratios (%)                                 Mortgage Loans     Outstanding       Outstanding
---------------------------------                                ----------------   -------------     --------------
Up to 50.00..................................................                  38      $5,521,214          1.79%
50.01 - 55.00................................................                  26       5,666,572          1.83
55.01 - 60.00................................................                  27       8,697,569          2.81
60.01 - 65.00................................................                  28       6,790,742          2.20
65.01 - 70.00................................................                  64      17,951,719          5.81
70.01 - 75.00................................................                 107      32,510,278         10.52
75.01 - 80.00................................................                 242      72,307,081         23.40
80.01 - 85.00................................................                 161      45,851,410         14.84
85.01 - 90.00................................................                 206      60,105,939         19.45
90.01 - 95.00................................................                  61      16,074,343          5.20
95.01 - 100.00...............................................                 412      37,569,191         12.16
                                                                 ----------------   -------------     --------------
           Total.............................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============

(1) Refers to the Loan-to-Value Ratio with respect to any first lien Mortgage Loan and the Combined Loan-to-Value Ratio with respect to any second lien Mortgage Loan.


*   The weighted average Loan-to-Value Ratio of the Initial Mortgage Loans was approximately 81.92%.



                                                          6

                      State Distribution of the Mortgaged Properties for Initial Mortgage Loans


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
State                                                             Mortgage Loans     Outstanding       Outstanding
-----                                                            ----------------   -------------     --------------
Alabama......................................................                   8        $479,037          0.16%
Arizona......................................................                  23       2,624,884          0.85
Arkansas.....................................................                   6         420,014          0.14
California...................................................                 558     178,838,112         57.87
Colorado.....................................................                  30       6,654,023          2.15
Connecticut..................................................                  14       3,493,819          1.13
Delaware.....................................................                   1         305,000          0.10
Florida......................................................                  54       8,026,538          2.60
Georgia......................................................                  30       4,419,095          1.43
Hawaii.......................................................                   1         333,000          0.11
Idaho........................................................                   4         748,856          0.24
Illinois.....................................................                  21       3,761,934          1.22
Indiana......................................................                  27       2,326,577          0.75
Iowa.........................................................                   5         228,341          0.07
Kansas.......................................................                   9       1,118,528          0.36
Kentucky.....................................................                  20       2,385,407          0.77
Louisiana....................................................                  14       3,014,438          0.98
Maryland.....................................................                  16       4,115,585          1.33
Massachusetts................................................                  26       6,240,534          2.02
Michigan.....................................................                 108      12,107,190          3.92
Minnesota....................................................                   7       1,333,606          0.43
Mississippi..................................................                   7         459,855          0.15
Missouri.....................................................                  25       2,904,714          0.94
Montana......................................................                   1         124,000          0.04
Nebraska.....................................................                   2         144,900          0.05
Nevada.......................................................                  12       3,007,583          0.97
New Hampshire................................................                   3         469,000          0.15
New Jersey...................................................                  26       6,852,874          2.22
New Mexico...................................................                  10       2,225,921          0.72
New York.....................................................                  17       5,065,669          1.64
North Carolina...............................................                  10       1,231,804          0.40
Ohio.........................................................                  21       1,938,423          0.63
Oklahoma.....................................................                  12         527,231          0.17
Oregon.......................................................                  19       1,957,017          0.63
Pennsylvania.................................................                   9         957,875          0.31
South Carolina...............................................                   8         944,834          0.31
Tennessee....................................................                  31       5,041,613          1.63
Texas........................................................                  48       8,209,697          2.66
Utah.........................................................                  19       3,343,129          1.08
Virginia.....................................................                  31       8,570,908          2.77
Washington...................................................                  47       9,611,682          3.11
West Virginia................................................                   2         185,183          0.06
Wisconsin....................................................                  29       2,233,877          0.72
Wyoming......................................................                   1          63,750          0.02
                                                                 ----------------   -------------     --------------
                Total........................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============


                              Credit Bureau Risk Scores for the Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Credit Bureau Risk Scores                                         Mortgage Loans     Outstanding       Outstanding
-------------------------                                        ----------------   -------------     --------------
801 - 820....................................................                   2        $566,551          0.18%
781 - 800....................................................                   2         424,013          0.14
761 - 780....................................................                   6       1,339,642          0.43
741 - 760....................................................                  10       2,559,754          0.83
721 - 740....................................................                  23       6,400,549          2.07
701 - 720....................................................                  21       4,205,238          1.36
681 - 700....................................................                  61      14,350,861          4.64
661 - 680....................................................                 134      28,788,207          9.32
641 - 660....................................................                 189      41,800,951         13.53



                                                          7

621 - 640....................................................                 279      57,950,229         18.75
601 - 620....................................................                 209      52,080,489         16.85
581 - 600....................................................                 165      44,124,855         14.28
561 - 580....................................................                  94      22,897,509          7.41
541 - 560....................................................                  78      18,239,230          5.90
521 - 540....................................................                  39       6,797,767          2.20
501 - 520....................................................                  30       3,514,153          1.14
500 or less..................................................                   1          18,000          0.01
Not Scored...................................................                  29       2,988,058          0.97
                                                                 ----------------   -------------     --------------
             Total...........................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============

*  The weighted average Credit Bureau Risk Score of the Initial Mortgage Loans was approximately 623.


                            Gross Margins for the Adjustable Rate Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Gross Margins (%)                                        Mortgage Loans     Outstanding       Outstanding
--------------------------                                       ----------------   -------------     --------------
  3.001 -  4.000.............................................                   1        $355,499          0.22%
  4.001 -  5.000.............................................                  21       7,658,377          4.63
  5.001 -  6.000.............................................                 153      52,773,885         31.93
  6.001 -  7.000.............................................                 219      67,444,631         40.81
  7.001 -  8.000.............................................                  82      19,539,470         11.82
  8.001 -  9.000.............................................                  64       8,444,815          5.11
  9.001 - 10.000.............................................                  54       6,426,934          3.89
10.001 -  11.000.............................................                  19       1,539,989          0.93
11.001 -  12.000.............................................                  13         965,968          0.58
12.001 -  13.000.............................................                   2         116,290          0.07
                                                                 ----------------   -------------     --------------
           Total.............................................                 628    $165,265,858        100.00%
                                                                 ================   =============     ==============
------------
*  The weighted average Gross Margin for the Adjustable Rate Initial Mortgage Loans was approximately 6.603%.



                                                          8

                         Next Adjustment Date for the Adjustable Rate Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Next Adjustment Date                                              Mortgage Loans     Outstanding       Outstanding
--------------------                                             ----------------   -------------     --------------
May 2003.....................................................                   1         $45,487          0.03%
February 2004................................................                   1         238,870          0.14
April 2004...................................................                   4         429,788          0.26
May 2004.....................................................                   9         894,198          0.54
June 2004....................................................                   3         308,273          0.19
July 2004....................................................                   1         132,830          0.08
August 2004..................................................                   1          98,980          0.06
September 2004...............................................                  11       1,673,665          1.01
October 2004.................................................                  61      10,079,517          6.10
November 2004................................................                 148      34,106,070         20.64
December 2004................................................                 131      43,819,774         26.51
January 2005.................................................                  49      16,463,273          9.96
April 2005...................................................                   1          75,751          0.05
May 2005.....................................................                   2         171,928          0.10
June 2005....................................................                   1         330,571          0.20
August 2005..................................................                   1          18,347          0.01
September 2005...............................................                   1          30,219          0.02
October 2005.................................................                   6       1,009,520          0.61
November 2005................................................                  19       4,038,680          2.44
December 2005................................................                 138      39,960,955         24.18
January 2006.................................................                  38      10,977,495          6.64
July 2007....................................................                   1         361,668          0.22
                                                                 ----------------   -------------     --------------
               Total.........................................                 628    $165,265,858        100.00%
                                                                 ================   =============     ==============



*  The weighted average next adjustment date for the Adjustable Rate Initial Mortgage Loans is March 2005.



                                                          9

                        Maximum Mortgage Rates for the Adjustable Rate Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Maximum Mortgage Rates (%)                               Mortgage Loans     Outstanding       Outstanding
-----------------------------------                              ----------------   -------------     --------------
11.501 - 12.000..............................................                   3      $1,145,001          0.69%
12.001 - 12.500.............................................    .              10       4,051,632          2.45
12.501 - 13.000..............................................                  26       8,945,511          5.41
13.001 - 13.500..............................................                  52      19,836,074         12.00
13.501 - 14.000..............................................                 115      42,903,048         25.96
14.001 - 14.500..............................................                 102      34,068,949         20.61
14.501 - 15.000..............................................                  86      20,505,302         12.41
15.001 - 15.500..............................................                  56      12,284,174          7.43
15.501 - 16.000..............................................                  71      11,150,876          6.75
16.001 - 16.500..............................................                  31       3,688,898          2.23
16.501 - 17.000..............................................                  23       2,633,054          1.59
17.001 - 17.500..............................................                  12       1,098,429          0.66
17.501 - 18.000..............................................                  19       1,375,469          0.83
18.001 - 18.500..............................................                   9         770,100          0.47
18.501 - 19.000..............................................                   7         381,150          0.23
19.501 - 20.000..............................................                   3         201,691          0.12
20.001 and up................................................                   3         226,500          0.14
                                                                 ----------------   -------------     --------------
                  Total......................................                 628    $165,265,858        100.00%
                                                                 ================   =============     ==============


*  The weighted average Maximum Rate for the Adjustable Rate Initial Mortgage Loans was approximately 14.360%.


                      Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Initial Periodic Rate Cap (%)                                     Mortgage Loans     Outstanding       Outstanding
-----------------------------                                    ----------------   -------------     --------------
1.000........................................................                   3        $824,738          0.50%
1.500........................................................                 368     112,456,966         68.05
3.000........................................................                 256      51,622,486         31.24
5.000........................................................                   1         361,668          0.22
                                                                 ----------------   -------------     --------------
          Total..............................................                 628    $165,265,858        100.00%
                                                                 ================   =============     ==============


*  The weighted average Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans was approximately 1.974%.



                                                         10

                     Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Subsequent Periodic Rate Cap (%)                                  Mortgage Loans     Outstanding       Outstanding
--------------------------------                                 ----------------   -------------     --------------
1.000........................................................                 213     $39,397,754         22.84%
1.500........................................................                 415     125,868,104         76.16
                                                                 ----------------   -------------     --------------
          Total..............................................                 628    $165,265,858        100.00%
                                                                 ================   =============     ==============

*  The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans was approximately 1.381%.


                        Minimum Mortgage Rates for the Adjustable Rate Initial Mortgage Loans*


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Minimum Mortgage Rates (%)                               Mortgage Loans     Outstanding       Outstanding
-----------------------------------                              ----------------   -------------     --------------
 5.001 -  6.000..............................................                  20      $7,144,517          4.32%
 6.001 -  7.000..............................................                 154      58,361,970         35.31
 7.001 -  8.000..............................................                 187      59,661,300         36.10
 8.001 -  9.000..............................................                 145      27,750,428         16.79
 9.001 - 10.000..............................................                  64       7,887,781          4.77
10.001 - 11.000..............................................                  35       2,834,934          1.72
11.001 - 12.000..............................................                  17       1,196,737          0.72
12.001 - 13.000..............................................                   3         201,691          0.12
13.001 - 14.000..............................................                   2          61,500          0.04
14.001 - 15.000..............................................                   1         165,000          0.10
                                                                 ----------------   -------------     --------------
             Total...........................................                 628    $165,265,858        100.00%
                                                                 ================   =============     ==============

*  The weighted average Minimum Mortgage Rate for the Adjustable Rate Initial Mortgage Loans was approximately 7.531%.



                                                         11

                             Types of Mortgaged Properties for the Initial Mortgage Loans

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
 Property Type                                                    Mortgage Loans     Outstanding       Outstanding
 -------------                                                   ----------------   -------------     --------------
 Single-Family Residence.....................................               1,015    $230,669,216         74.64%
 Planned Unit Development....................................                 229      60,138,822         19.46
 Low Rise Condominium........................................                  53      10,008,228          3.24
 Manufactured Housing(1).....................................                  63       5,931,421          1.92
 Two Family Home.............................................                   9       1,480,967          0.48
 Four Family Home............................................                   2         442,402          0.14
 High Rise Condominium.......................................                   1         375,000          0.12
                                                                 ----------------   -------------     --------------
          Total..............................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============

(1)  Treated as real property.


                                  Occupancy Types for the Initial Mortgage Loans(1)


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Occupancy                                                         Mortgage Loans     Outstanding       Outstanding
---------                                                        ----------------   -------------     --------------
Owner Occupied...............................................               1,355    $305,631,078         98.89%
Non-Owner Occupied...........................................                  12       1,819,479          0.59
Second Home..................................................                   5       1,595,500          0.52
                                                                 ----------------   -------------     --------------
          Total..............................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============


                                     Loan Purposes for the Initial Mortgage Loans

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Loan Purpose                                                      Mortgage Loans     Outstanding       Outstanding
------------                                                     ----------------   -------------     --------------
Refinance-- Cash Out.........................................                 661    $188,477,558         60.99%
Purchase.....................................................                 565      92,569,293         29.95
Refinance-- Rate/Term........................................                 146      27,999,206          9.06
                                                                 ----------------   -------------     --------------
         Total...............................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============



                                                         12

                                Credit Grade Categories for the Initial Mortgage Loans



                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Credit Grade Category                                             Mortgage Loans     Outstanding       Outstanding
---------------------                                            ----------------   -------------     --------------
A............................................................                1038    $237,447,742         76.83%
A-...........................................................                 132      32,873,509         10.64
B............................................................                 109      25,183,152          8.15
C............................................................                  55       9,821,712          3.18
C-...........................................................                  30       3,132,588          1.01
D............................................................                   8         587,354          0.19
                                                                 ----------------   -------------     --------------
Total........................................................               1,372    $309,046,057        100.00%
                                                                 ================   =============     ==============



                                                         13

                                                             LOAN GROUP 1


                            Mortgage Loan Programs for the Group 1 Initial Mortgage Loans


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Loan Programs                                                     Mortgage Loans     Outstanding       Outstanding
-------------                                                    ----------------   -------------     --------------
6 Month LIBOR................................................                   1         $45,487          0.02%
2-Year/28-Year LIBOR.........................................                 419     108,245,237         47.33
3-Year/27-Year LIBOR.........................................                 207      56,613,466         24.75
5-Year/25-Year LIBOR.........................................                   1         361,668          0.16
Fixed 15-Year-Credit Comeback................................                   3         776,150          0.34
Fixed 20-Year................................................                  10         948,914          0.41
Fixed 30-Year-Credit Comeback................................                  27       8,409,641          3.68
Fixed 30-Year................................................                 159      48,934,558         21.40
Fixed 10-Year-Second Lien....................................                   4          79,540          0.03
Fixed 15-Year-Second Lien....................................                  48       1,714,495          0.75
Fixed 20-Year-Second Lien....................................                  10         369,573          0.16
Fixed 30-Year/15-Year Balloon................................                   1          92,500          0.04
Fixed 30-Year/15-Year Balloon-Second Lien....................                  49       2,111,230          0.92
                                                                 ----------------   -------------     --------------
      Total..................................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============


                       Mortgage Loan Principal Balances for the Group 1 Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Mortgage Loan Principal Balances                         Mortgage Loans     Outstanding       Outstanding
-----------------------------------------                        ----------------   -------------     --------------
Up to $25,000................................................                  42        $765,963          0.33%
$25,000.01 to $50,000........................................                  80       2,886,473          1.26
$50,000.01 to $75,000........................................                  88       5,577,158          2.44
$75,000.01 to $100,000.......................................                  72       6,213,897          2.72
$100,000.01 to $150,000......................................                  90      10,866,611          4.75
$150,000.01 to $200,000......................................                  41       7,166,815          3.13
$200,000.01 to $250,000......................................                  22       4,981,693          2.18
$250,000.01 to $300,000......................................                  14       3,784,808          1.65
$300,000.01 to $350,000......................................                 216      70,475,536         30.82
$350,000.01 to $400,000......................................                 129      48,745,505         21.31
$400,000.01 to $450,000......................................                  65      27,692,860         12.11
$450,000.01 to $500,000......................................                  65      31,184,066         13.64
$500,000.01 to $550,000......................................                  10       5,265,403          2.30
$550,000.01 to $600,000......................................                   3       1,728,800          0.76
$650,000.01 to $700,000......................................                   1         658,120          0.29
$700,000.01 to $750,000......................................                   1         708,750          0.31
                                                                 ----------------   -------------     --------------
      Total..................................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============

*  The average Principal Balance of the Group 1 Initial Mortgage Loans was approximately $243,560.



                                                         14

                                Mortgage Rates for the Group 1 Initial Mortgage Loans*


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Mortgage Rates (%)                                       Mortgage Loans     Outstanding       Outstanding
---------------------------                                      ----------------   -------------     --------------
 5.001 -  5.500..............................................                   2        $957,475          0.42%
 5.501 -  6.000..............................................                  26       8,890,009          3.89
 6.001 -  6.500..............................................                  59      23,674,071         10.35
 6.501 -  7.000..............................................                 170      62,641,852         27.39
 7.001 -  7.500..............................................                 126      44,212,070         19.33
 7.501 -  8.000..............................................                 114      34,185,416         14.95
 8.001 -  8.500..............................................                  79      17,879,617          7.82
 8.501 -  9.000..............................................                  88      14,689,065          6.42
 9.001 -  9.500..............................................                  48       6,624,298          2.90
 9.501 - 10.000..............................................                  71       5,989,740          2.62
10.001 - 10.500..............................................                  32       2,474,652          1.08
10.501 - 11.000..............................................                  40       2,679,694          1.17
11.001 - 11.500..............................................                  23       1,327,869          0.58
11.501 - 12.000..............................................                  36       1,489,308          0.65
12.001 - 12.500..............................................                   2          62,073          0.03
12.501 - 13.000..............................................                   9         411,008          0.18
13.501 - 14.000..............................................                   5         149,454          0.07
14.001 - 14.500..............................................                   3          99,000          0.04
14.501 - 15.000..............................................                   2         198,750          0.09
15.001 - 15.500..............................................                   2          39,717          0.02
15.501 - 16.000..............................................                   2          27,321          0.01
                                                                 ----------------   -------------     --------------
         Total...............................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============

*  The weighted average Mortgage Rate of the Group 1 Initial Mortgage Loans was approximately 7.561% per annum.


                      Remaining Terms to Stated Maturity for the Group 1 Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Remaining Term (months)                                           Mortgage Loans     Outstanding       Outstanding
-----------------------                                          ----------------   -------------     --------------
    1 - 120..................................................                   4         $79,540          0.03%
  121 - 180..................................................                 111       5,643,289          2.47
  181 - 300..................................................                  10         369,573          0.16
  301 - 360..................................................                 814     222,610,057         97.34
                                                                 ----------------   -------------     --------------
           Total.............................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============


*  The weighted average remaining term to maturity of the Group 1 Initial Mortgage Loans was approximately 355 months.



                                                         15

                           Loan-to-Value Ratios(1) for the Group 1 Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Loan-to-Value Ratios (%)                                 Mortgage Loans     Outstanding       Outstanding
---------------------------------                                ----------------   -------------     --------------
Up to 50.00..................................................                  28      $4,054,413          1.77%
50.01 - 55.00................................................                  20       3,999,056          1.75
55.01 - 60.00................................................                  17       4,985,778          2.18
60.01 - 65.00................................................                  22       5,218,159          2.28
65.01 - 70.00................................................                  40      10,799,904          4.72
70.01 - 75.00................................................                  78      23,179,756         10.14
75.01 - 80.00................................................                 196      58,453,536         25.56
80.01 - 85.00................................................                 106      30,427,890         13.30
85.01 - 90.00................................................                 162      50,492,591         22.08
90.01 - 95.00................................................                  46      12,357,350          5.40
95.01 - 100.00...............................................                 224      24,734,024         10.81
                                                                 ----------------   -------------     --------------
           Total.............................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============


(1) Refers to the Loan-to-Value Ratio with respect to any first lien Mortgage Loan and the Combined Loan-to-Value Ratio with respect to any second lien Mortgage Loan.


*  The weighted average Loan-to-Value Ratio of the Group 1 Initial Mortgage Loans was approximately 82.18%.



                                                         16

                  State Distribution of the Mortgaged Properties for Group 1 Initial Mortgage Loans


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
State                                                             Mortgage Loans     Outstanding       Outstanding
-----                                                            ----------------   -------------     --------------
Alabama......................................................                   6        $414,122          0.18%
Arizona......................................................                  12       1,406,774          0.62
Arkansas.....................................................                   6         420,014          0.18
California...................................................                 392     132,490,359         57.93
Colorado.....................................................                  19       4,881,961          2.13
Connecticut..................................................                   7       1,943,119          0.85
Florida......................................................                  32       5,749,047          2.51
Georgia......................................................                  19       3,489,362          1.53
Hawaii.......................................................                   1         333,000          0.15
Idaho........................................................                   3         172,856          0.08
Illinois.....................................................                  15       2,641,446          1.15
Indiana......................................................                  15       1,742,481          0.76
Iowa.........................................................                   3         185,069          0.08
Kansas.......................................................                   7         905,628          0.40
Kentucky.....................................................                  17       1,837,307          0.80
Louisiana....................................................                  11       2,923,100          1.28
Maryland.....................................................                  10       2,630,160          1.15
Massachusetts................................................                  20       5,712,237          2.50
Michigan.....................................................                  89      10,272,964          4.49
Minnesota....................................................                   6       1,290,020          0.56
Mississippi..................................................                   7         459,855          0.20
Missouri.....................................................                  17       2,680,281          1.17
Montana......................................................                   1         124,000          0.05
Nebraska.....................................................                   1         120,000          0.05
Nevada.......................................................                   6       1,648,488          0.72
New Hampshire................................................                   1         412,800          0.18
New Jersey...................................................                  19       5,424,674          2.37
New Mexico...................................................                   7       1,749,793          0.77
New York.....................................................                  11       2,985,051          1.31
North Carolina...............................................                   8         812,404          0.36
Ohio.........................................................                  17       1,739,992          0.76
Oklahoma.....................................................                   6         330,901          0.14
Oregon.......................................................                   7       1,126,932          0.49
Pennsylvania.................................................                   4         712,227          0.31
South Carolina...............................................                   4         512,767          0.22
Tennessee....................................................                  22       4,553,606          1.99
Texas........................................................                  30       5,212,405          2.28
Utah.........................................................                  11       2,944,689          1.29
Virginia.....................................................                  21       5,757,332          2.52
Washington...................................................                  27       5,942,512          2.60
West Virginia................................................                   2         185,183          0.08
Wisconsin....................................................                  19       1,761,792          0.77
Wyoming......................................................                   1          63,750          0.03
                                                                 ----------------   -------------     --------------
                Total........................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============


                         Credit Bureau Risk Scores(1) for the Group 1 Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Credit Bureau Risk Scores                                         Mortgage Loans     Outstanding       Outstanding
-------------------------                                        ----------------   -------------     --------------
801 - 820....................................................                   1        $453,200          0.20%
781 - 800....................................................                   2         424,013          0.19
761 - 780....................................................                   4       1,274,142          0.56
741 - 760....................................................                   3       1,122,430          0.49
721 - 740....................................................                  14       3,734,132          1.63
701 - 720....................................................                  10       2,201,679          0.96
681 - 700....................................................                  34       9,959,729          4.35
661 - 680....................................................                  95      23,722,427         10.37
641 - 660....................................................                 114      29,056,378         12.70
621 - 640....................................................                 185      43,203,923         18.89



                                                         17

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Credit Bureau Risk Scores                                         Mortgage Loans     Outstanding       Outstanding
-------------------------                                        ----------------   -------------     --------------
601 - 620....................................................                 137      37,611,125         16.45
581 - 600....................................................                 114      31,266,157         13.67
561 - 580....................................................                  67      16,059,517          7.02
541 - 560....................................................                  69      16,264,361          7.11
521 - 540....................................................                  35       6,313,784          2.76
501 - 520....................................................                  28       3,143,053          1.37
500 or less..................................................                   1          18,000          0.01
Not Scored...................................................                  26       2,874,408          1.26
                                                                 ----------------   -------------     --------------
             Total...........................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============

*   The weighted average Credit Bureau Risk Score of the Group 1 Mortgage Loans was approximately 621.


                         Types of Mortgaged Properties for the Group 1 Initial Mortgage Loans

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
 Property Type                                                    Mortgage Loans     Outstanding       Outstanding
 -------------                                                   ----------------   -------------     --------------
 Single-Family Residence.....................................                 703    $171,937,634         75.18%
 Planned Unit Development....................................                 152     $43,611,344         19.07
 Low Rise Condominium........................................                  31      $6,764,503          2.96
 Manufactured Housing(1).....................................                  44      $4,181,744          1.83
 Two Family Home.............................................                   6      $1,389,831          0.61
 Four Family Home............................................                   2        $442,402          0.19
 High Rise Condominium.......................................                   1         375,000          0.16
                                                                 ----------------   -------------     --------------
          Total..............................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============

(1)  Treated as real property.


                                Occupancy Types for the Group 1 Initial Mortgage Loans


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Occupancy                                                         Mortgage Loans     Outstanding       Outstanding
---------                                                        ----------------   -------------     --------------
Owner Occupied...............................................                 925    $226,038,879         98.84%
Non-Owner Occupied...........................................                  11       1,485,079          0.65
Second Home..................................................                   3       1,178,500          0.52
                                                                 ----------------   -------------     --------------
          Total..............................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============


                                 Loan Purposes for the Group 1 Initial Mortgage Loans

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Loan Purpose                                                      Mortgage Loans     Outstanding       Outstanding
------------                                                     ----------------   -------------     --------------
Refinance-- Cash Out.........................................                 478    $135,168,684         59.10%
Purchase.....................................................                 367      74,675,762         32.65
Refinance-- Rate/Term........................................                  94      18,858,013          8.25
                                                                 ----------------   -------------     --------------
         Total...............................................                 939    $228,702,458        100.00%
                                                                 ================   =============     ==============



                                                         18

                          Credit Grade Categories for the Group 1 Initial Mortgage Loans(1)



                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Credit Grade Category                                             Mortgage Loans     Outstanding       Outstanding
---------------------                                            ----------------   -------------     --------------
A................................................................             663    $168,660,835         73.75%
A-...............................................................             100      25,912,151         11.33
B................................................................              91      21,244,622          9.29
C................................................................              48       9,223,008          4.03
C-...............................................................              29       3,074,488          1.34
D................................................................               8         587,354          0.26
                                                                 ----------------   -------------     --------------
Total............................................................             939    $228,702,458        100.00%
                                                                 ================   =============     ==============



                                                         19

                                                     LOAN GROUP 2


                            Mortgage Loan Programs for the Group 2 Initial Mortgage Loans


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Loan Programs                                                     Mortgage Loans     Outstanding       Outstanding
-------------                                                    ----------------   -------------     --------------
Fixed 15-Year-Credit Comeback................................                   3        $657,200          0.82%
Fixed 15-Year................................................                  10       1,850,900          2.30
Fixed 20-Year................................................                   1          40,200          0.05
Fixed 30-Year-Credit Comeback................................                  31       9,111,237         11.34
Fixed 30-Year................................................                 198      61,460,829         76.50
Fixed 10-Year-Second Lien....................................                   5         129,955          0.16
Fixed 15-Year-Second Lien....................................                  93       2,855,051          3.55
Fixed 20-Year-Second Lien....................................                  18         712,190          0.89
Fixed 30-Year/15-Year Balloon................................                   5         677,270          0.84
Fixed 30-Year/15-Year Balloon-Second Lien....................                  69       2,848,768          3.55
                                                                 ----------------   -------------     --------------
      Total..................................................                 433     $80,343,599        100.00%
                                                                 ================   =============     ==============


                       Mortgage Loan Principal Balances for the Group 2 Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Mortgage Loan Principal Balances                         Mortgage Loans     Outstanding       Outstanding
-----------------------------------------                        ----------------   -------------     --------------
Up to $25,000................................................                  71      $1,380,689          1.72%
$25,000.01 to $50,000........................................                  92       3,197,018          3.98
$50,000.01 to $75,000........................................                  37       2,253,183          2.80
$75,000.01 to $100,000.......................................                  23       2,012,434          2.50
$100,000.01 to $150,000......................................                  20       2,458,294          3.06
$150,000.01 to $200,000......................................                  15       2,589,899          3.22
$200,000.01 to $250,000......................................                   7       1,577,749          1.96
$250,000.01 to $300,000......................................                   1         257,000          0.32
$300,000.01 to $350,000......................................                  57      18,508,714         23.04
$350,000.01 to $400,000......................................                  51      19,029,784         23.69
$400,000.01 to $450,000......................................                  33      13,978,408         17.40
$450,000.01 to $500,000......................................                  20       9,592,427         11.94
$500,000.01 to $550,000......................................                   3       1,627,000          2.03
$550,000.01 to $600,000......................................                   2       1,153,000          1.44
 $700,000.01 to $750,000.....................................                   1         728,000          0.91
                                                                 ----------------   -------------     --------------
      Total..................................................                 433     $80,343,599        100.00%
                                                                 ================   =============     ==============


*  The average Principal Balance of the Group 2 Initial Mortgage Loans was approximately $185,551.



                                                         20

                                Mortgage Rates for the Group 2 Initial Mortgage Loans*


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Mortgage Rates (%)                                       Mortgage Loans     Outstanding       Outstanding
---------------------------                                      ----------------   -------------     --------------
 5.501 - 6.000...............................................                   3      $1,330,000          1.66%
 6.001 - 6.500...............................................                  26      10,586,043         13.18
 6.501 - 7.000...............................................                  77      30,104,822         37.47
 7.001 - 7.500...............................................                  23       7,371,214          9.17
 7.501 - 8.000...............................................                  45      13,683,323         17.03
 8.001 - 8.500...............................................                  16       3,556,884          4.43
 8.501 - 9.000...............................................                  21       3,237,580          4.03
 9.001 - 9.500...............................................                  12         861,809          1.07
 9.501 - 10.000..............................................                  45       2,856,008          3.55
10.001 - 10.500..............................................                  19       1,646,840          2.05
10.501 - 11.000..............................................                  32       1,259,735          1.57
11.001 - 11.500..............................................                  17         753,803          0.94
11.501 - 12.000..............................................                  60       1,810,801          2.25
12.001 - 12.500..............................................                  10         355,468          0.44
12.501 - 13.000..............................................                   9         356,312          0.44
13.001 - 13.500..............................................                   7         284,884          0.35
13.501 - 14.000..............................................                   3          64,745          0.08
14.001 - 14.500..............................................                   4         103,577          0.13
14.501 - 15.000..............................................                   2          43,149          0.05
15.001 - 15.500..............................................                   2          76,600          0.10
                                                                 ----------------   -------------     --------------
         Total...............................................                 433     $80,343,599        100.00%
                                                                 ================   =============     ==============

*    The weighted average Mortgage Rate of the Group 2 Initial Mortgage Loans was approximately 7.646% per annum.


                      Remaining Terms to Stated Maturity for the Group 2 Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Remaining Term (months)                                           Mortgage Loans     Outstanding       Outstanding
-----------------------                                          ----------------   -------------     --------------
    1 - 120..................................................                   5        $129,955          0.16%
  121 - 180..................................................                 180       8,889,188         11.06
  181 - 300..................................................                  19         752,390          0.94
  301 - 360..................................................                 229      70,572,066         87.84
                                                                 ----------------   -------------     --------------
           Total.............................................                 433     $80,343,599        100.00%
                                                                 ================   =============     ==============


*  The weighted average remaining term to maturity of the Group 2 Initial Mortgage Loans was approximately 338 months.



                                                         21

                           Loan-to-Value Ratios(1) for the Group 2 Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Range of Loan-to-Value Ratios (%)                                 Mortgage Loans     Outstanding       Outstanding
---------------------------------                                ----------------   -------------     --------------
Up to 50.00..................................................                  10      $1,466,801          1.83%
50.01 - 55.00................................................                   6       1,667,515          2.08
55.01 - 60.00................................................                  10       3,711,790          4.62
60.01 - 65.00................................................                   6       1,572,583          1.96
65.01 - 70.00................................................                  24       7,151,815          8.90
70.01 - 75.00................................................                  29       9,330,522         11.61
75.01 - 80.00................................................                  46      13,853,544         17.24
80.01 - 85.00................................................                  55      15,423,519         19.20
85.01 - 90.00................................................                  44       9,613,349         11.97
90.01 - 95.00................................................                  15       3,716,993          4.63
95.01 - 100.00...............................................                 188      12,835,167         15.98
                          .                                      ----------------   -------------     --------------
           Total.............................................                 433     $80,343,599        100.00%
                                                                 ================   =============     ==============

(1)  Refers to the Loan-to-Value Ratio with respect to any first lien Mortgage Loan and the Combined Loan-to-Value Ratio with respect to any second lien Mortgage Loan.


*  The weighted average Loan-to-Value Ratio of the Group 2 Initial Mortgage Loans was approximately 81.16%.



                                                         22

                  State Distribution of the Mortgaged Properties for Group 2 Initial Mortgage Loans


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
State                                                             Mortgage Loans     Outstanding       Outstanding
-----                                                            ----------------   -------------     --------------
Alabama..........................................................               2         $64,915          0.08%
Arizona..........................................................              11       1,218,110          1.52
California.......................................................             166      46,347,753         57.69
Colorado.........................................................              11       1,772,062          2.21
Connecticut......................................................               7       1,550,700          1.93
Delaware.........................................................               1         305,000          0.38
Florida..........................................................              22       2,277,491          2.83
Georgia..........................................................              11         929,733          1.16
Idaho............................................................               1         576,000          0.72
Illinois.........................................................               6       1,120,489          1.39
Indiana..........................................................              12         584,096          0.73
Iowa.............................................................               2          43,272          0.05
Kansas...........................................................               2         212,900          0.26
Kentucky.........................................................               3         548,100          0.68
Louisiana........................................................               3          91,338          0.11
Maryland.........................................................               6       1,485,424          1.85
Massachusetts....................................................               6         528,298          0.66
Michigan.........................................................              19       1,834,226          2.28
Minnesota........................................................               1          43,586          0.05
Missouri.........................................................               8         224,433          0.28
Nebraska.........................................................               1          24,900          0.03
Nevada...........................................................               6       1,359,096          1.69
New Hampshire....................................................               2          56,200          0.07
New Jersey.......................................................               7       1,428,201          1.78
New Mexico.......................................................               3         476,128          0.59
New York.........................................................               6       2,080,618          2.59
North Carolina...................................................               2         419,400          0.52
Ohio.............................................................               4         198,430          0.25
Oklahoma.........................................................               6         196,330          0.24
Oregon...........................................................              12         830,085          1.03
Pennsylvania.....................................................               5         245,648          0.31
South Carolina...................................................               4         432,067          0.54
Tennessee........................................................               9         488,007          0.61
Texas............................................................              18       2,997,291          3.73
Utah.............................................................               8         398,440          0.50
Virginia.........................................................              10       2,813,575          3.50
Washington.......................................................              20       3,669,170          4.57
Wisconsin........................................................              10         472,086          0.59
                                                                 ----------------   -------------     --------------
                Total............................................             433     $80,343,599        100.00%
                                                                 ================   =============     ==============



                                                         23

                         Credit Bureau Risk Scores(1) for the Group 2 Initial Mortgage Loans*

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Credit Bureau Risk Scores                                         Mortgage Loans     Outstanding       Outstanding
-------------------------                                        ----------------   -------------     --------------
801 - 820........................................................               1        $113,351          0.14%
761 - 780........................................................               2          65,500          0.08
741 - 760........................................................               7       1,437,324          1.79
721 - 740........................................................               9       2,666,417          3.32
701 - 720........................................................              11       2,003,559          2.49
681 - 700........................................................              27       4,391,132          5.47
661 - 680........................................................              39       5,065,780          6.31
641 - 660........................................................              75      12,744,574         15.86
621 - 640........................................................              94      14,746,305         18.35
601 - 620........................................................              72      14,469,364         18.01
581 - 600........................................................              51      12,858,697         16.00
561 - 580........................................................              27       6,837,992          8.51
541 - 560........................................................               9       1,974,869          2.46
521 - 540........................................................               4         483,983          0.60
501 - 520........................................................               2         371,100          0.46
Not Scored.......................................................               3         113,650          0.14
                                                                 ----------------   -------------     --------------
             Total...............................................             433     $80,343,599        100.00%
                                                                 ================   =============     ==============

(1)  The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 2 Initial
     Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

*    The weighted average Credit Bureau Risk Score of the Group 2 Initial Mortgage Loans was approximately 629.



                                                         24

                         Types of Mortgaged Properties for the Group 2 Initial Mortgage Loans

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
 Property Type                                                    Mortgage Loans     Outstanding       Outstanding
 -------------                                                   ----------------   -------------     --------------
 Single-Family Residence.........................................             312     $58,731,582         73.10%
 Planned Unit Development........................................              77      16,527,478         20.57
 Low Rise Condominium............................................              22       3,243,725          4.04
 Manufactured Housing............................................              19       1,749,677          2.18
 Two Family Home.................................................               3          91,136          0.11
                                                                 ----------------   -------------     --------------
          Total..................................................             433     $80,343,599        100.00%
                                                                 ================   =============     ==============


                              Occupancy Types for the Group 2 Initial Mortgage Loans(1)


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Occupancy                                                         Mortgage Loans     Outstanding       Outstanding
---------                                                        ----------------   -------------     --------------
Owner Occupied...............................................                 430     $79,592,199         99.06%
Second Home..................................................                   2        $417,000          0.52
Non-Owner Occupied...........................................                   1         334,400          0.42
                                                                 ----------------   -------------     --------------
          Total..............................................                 433     $80,343,599        100.00%
                                                                 ================   =============     ==============


                                 Loan Purposes for the Group 2 Initial Mortgage Loans

                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Loan Purpose                                                      Mortgage Loans     Outstanding       Outstanding
------------                                                     ----------------   -------------     --------------
Refinance-- Cash Out.............................................             183     $53,308,874         66.35%
Purchase.........................................................             198      17,893,531         22.27
Refinance-- Rate/Term............................................              52       9,141,194         11.38
                                                                 ----------------   -------------     --------------
         Total...................................................             433     $80,343,599        100.00%
                                                                 ================   =============     ==============



                                                         25

                            Credit Grade Categories for the Group 2 Initial Mortgage Loans


                                                                                                       Percent of
                                                                                      Aggregate         Aggregate
                                                                      Number          Principal         Principal
                                                                        of             Balance           Balance
Credit Grade Category                                             Mortgage Loans     Outstanding       Outstanding
---------------------                                            ----------------   -------------     --------------
A................................................................             375     $68,786,907         85.62%
A-...............................................................              32       6,961,358          8.66
B................................................................              18       3,938,530          4.90
C................................................................               7         598,703          0.75
C-...............................................................               1          58,100          0.07
                                                                 ----------------   -------------     --------------
         Total...................................................             433     $80,343,599        100.00%
                                                                 ================   =============     ==============

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----     ------------------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.


                                  By: /s/ Celia Coulter
                                      -----------------
                                      Name:   Celia Coulter
                                      Title:  Vice President



Dated:  January 15, 2003



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